UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2010

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50884	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 14, 2010, Stereotaxis, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that executive management will present at the CL King 8th Annual Best Ideas Conference to be held September 15-16, 2010 at the Omni Berkshire Place Hotel in New York City and the Stifel Nicolaus Healthcare Conference to be held September 15-17, 2010 at the Four Seasons Hotel in Boston. The Press Release is attached hereto as Exhibit 99.1.

The audio web cast of the presentation, and the investor presentation are available online on the Investor Relations portion of the Company’s website at at http://www.stereotaxis.com/Investor-Relations. The slides are attached hereto as Exhibit 99.2.

The Press Release and the presentation slides are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The presentation slides that are attached to this Current Report on Form 8-K as Exhibit 99.2 include statements that may constitute “forward-looking” statements, usually containing the words “believe,” “estimate,” “project,” “expect” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance for the Company’s products in the marketplace, the effect of global credit and economic conditions on the ability and willingness of customers to purchase our systems, competitive factors, changes in government reimbursement procedures, dependence upon third-party vendors, timing of regulatory approval and return of the irrigated catheter to the market, and other risks discussed in the Company’s periodic and other filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release. There can be no assurance that the Company will recognize revenue related to its purchase orders and other commitments in any particular period or at all because some of these purchase orders and other commitments are subject to contingencies that are outside of the Company’s control. In addition, these orders and commitments may be revised, modified or canceled, either by their express terms, as a result of negotiations, or by project changes or delays.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated September 14, 2010.

99.2	Stereotaxis, Inc. presentation slides for conferences to be held on September 15-17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: September 14, 2010	By:	/s/ Daniel J. Johnston
	Name:	Daniel J. Johnston
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated September 14, 2010.

99.2	Stereotaxis, Inc. Presentation Slides for conferences to be held on September 15-17